                                                                   Exhibit 10.32

     THIS AGREEMENT made this 1st day of April 2000 between SMG Holding Corp., 738 Smithtown ByPass, Smithtown, NY 11787 as Landlord, and E-Commerce Exchange Inc., 550 Smithtown ByPass, Smithtown, NY 11787 as Tenant

     WITNESSETH: The Landlord hereby leases to Tenant and Tenant hereby hires from Landlord Five Thousand Two Hundred Fifty Three (5,253) square feet approximately, in the building known as 732 Smithtown ByPass, Smithtown, NY 11787

SEE RIDER      SEE RIDER

        RENT 1st. Tenant shall pay the annual rent of SEE RIDER

               said rent to be paid in equal monthly payments in advance on the day of each and every month during the [ILLEGIBLE] aforesaid, as follows:

               SEE RIDER

   OCCUPANCY   2nd. Tenant shall use and occupy described premises for no purpose other than

               General office.

     REPAIRS   3rd. Tenant shall take good care of the premises and fixtures,
 ALTERATIONS   make good any injury or breakage done by Tenant or Tenant's agent, employees or visitors, and shall quit and surrender said premises, at the end of said term, in as good condition as the reasonable use thereof will permit: shall not make any additions, alterations or improvements in said premises, or permit any additional lock or fastener on any door, without the written consent of Landlord; and all alterations, partitions, additions, or improvements, which may be made by either of the parties hereto upon the premises, shall be the property of Landlord, and shall remain upon and surrendered with the premises, as a part thereof, at the termination of this lease, without disturbance, molestation or injury.

REQUIREMENTS   4th. Tenant shall promptly execute and comply with all statutes,
      OF LAW   ordinances, rules, orders, regulations and requirements of the
               Federal, State and City Government and of any and all their Departments and Bureau applicable to said premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon, or connected with said premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters for the prevention of fires at Tenant's own cost and expense.

  ASSIGNMENT   5th. Tenant, successors, heirs, executors or administrators shall not assign this agreement, or underlet or underlease the premises, or any part thereof, without Landlord's prior consent in writing, which consent shall not be unreasonably withheld; or occupy, or permit or suffer the same be occupied for any business or purpose deemed disreputable or extra-hazardous on account of fire, under the penalty of damages and forfeit and in the event of a breach thereof, the term herein shall immediately cease and determine at the option of Landlord as if it were the expiration of the original term.

 DESTRUCTION   6th. In case of damage, by fire or other action of the elements, to the building in which the leased premises are located, whether the fault of Tenant or of Tenant's agent or employees, if the damage is so extensive as to amount practically to the total destruction of the leased premises or of the building, or if Landlord shall within a reasonable time decide not to rebuild, this lease shall cease and come to an end, and the rent shall be apportioned to the time of the damage. In all other cases where the leased premises are damaged by fire without the fault of Tenant or of Tenant's agents or employees, Landlord shall repair the damage with reasonable dispatch, after notice of damage, and if the damage has rendered the premises untenantable, in whole or in part, there shall be no apportionment of the rent until the damage has been repaired. In determining what constitutes reasonable dispatch consideration shall be given to delays caused by strikes, adjustment of insurance and other causes beyond
               Landlord's control.

   ACCESS TO   7th. Tenant agrees that Landlord and Landlord's agents and other
    PREMISES   representatives shall have the right to enter into and upon any premises, or any part thereof, at all reasonable hours for the purpose of examining the same, or for making such repairs, alterations, additions or improvements therein as may be necessary or deemed advisable by Landlord. Tenant also agrees to permit Landlord and Landlord's agents to show the premises to persons wishing to hire or purchase the same; and Tenant further agrees that during the 6 months next preceding the expiration of the term hereby granted, Landlord or Landlord's agents shall have the right to place notices on the front of said premises, or any part thereof, offering the premises "To Let" or "For Sale", and Tenant hereby agrees to permit the same to remain thereon, without hindrance or molestation.

   LEASE NOT   8th. If, before the commencement of the term, Tenant takes the
   IN EFFECT   benefit of an insolvent act, or if a Receiver or Trustee
               appointed for Tenant's property, or if the estate of Tenant hereunder be transferred or pass to or devolve upon any other person, corporation, or if Tenant shall default in the
               performance of any agreement by Tenant contained in any other lease to Tenant by Landlord or by any corporation of which an officer of Landlord is a Director, this lease shall thereby, at the option of Landlord be terminated and in that case, neither
               Tenant nor anybody claiming under Tenant shall be entitled to go into possession of the demised premises. If after the
               commencement of the term, any of the events mentioned above in
    DEFAULTS   this subdivision shall occur, or if Tenant small make default in fulfilling any of the covenants of this lease or the rules and regulations, other than the covenants for the payment of rent or
     10 DAYS   "additional rent" or if the demised premises become vacant or
      NOTICE   deserted, Landlord may give to Tenant ten days notice of
               intention to end the term of this lease, and thereupon at the expiration of said ten days (if said condition which was the basis of said notice shall continue to exist) the term under this lease shall expire as fully and completely as if that day were the date herein definitely fixed for the expiration of the term and Tenant will then quit and surrender the demised premises to Landlord but Tenant shall remain liable as hereinafter provided.

    REMEDIES      If Tenant shall make default in the payment of the rent
               reserved hereunder, or any item of "additional rent" herein mentioned or any part of either or in making any other payment herein provided for, or if the notice last above provided for shall have been given and if the condition which was the basis of said notice shall exist at the expiration of said ten days period, Landlord may immediately, or at any time thereafter, re-enter the demised premises and remove all persons and all or any property therefor either by summary dispossess proceedings, or by any suitable action or proceeding at law, or by force or otherwise, without being liable to indictment, prosecution or damages therefore, and re-possess and enjoy said premises together with all additions, alterations and improvements. In any such case or in the event that this lease by "terminated" before the commencement of the term, as above provided, Landlord may either re-let the demised premises or any part or parts thereof for landlord's own account, or may, at Landlord's option, re-et the demised premises or any part or parts thereof as the agent of Tenant, and receive the rents there

Re-Letting     applying the same first to the payment of such expenses as
               Landlord may have incurred, and then to the fulfillment of the covenants of Tenant herein, and the balance, if any, at the expiration of the term first above provided for, shall be paid to
               Tenant. Landlord may rent the premises for a term extending beyond the term hereby granted without releasing Tenant from any liability. In the event that the term of this lease shall expire as above in this subdivision 8th provided, or terminate by summary proceedings or otherwise and if Landlord shall not re-let the demised premises for Landlord's own account, then, whether or not the premises be re-let Tenant shall remain liable for, and
               Tenant hereby agrees to pay to Landlord, until the time when this lease would have expired or for such termination or expiration, the equivalent of the amount of all of the rent and "additional rent" reserved herein, less any avails of reletting, if any, and the same shall be due and payable by Tenant to Landlord on the several rent days above specified that is, upon each of such rent days Tenant shall pay to Landlord the amount of deficiency then existing. Tenant hereby expressly waives any and all right of redemption in case Tenant shall be dispossessed by judgment or warrant of any court or judge, and Tenant waives and will waive all right to trial by jury in any summary proceedings hereafter instituted by Landlord against Tenant in response to the demised premises or any action to recover rent or damages hereunder. In the event of a breach or threatened breach by Tenant of any of
Cumulative     the covenants or provisions hereof, Landlord shall have the right
Remedies       of injunction and the right to invoke any remedy allowable at law or in equity, as if re-entry, summary proceedings and other remedies were not herein provided for. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning.

Services 9th. As long as Tenant is not in default under any of the covenants of this lease, Landlord shall, excepting on Sundays and Holidays provide the following services, if and insofar as the existing facilities permit: (a) furnish heat to the premises on business days from 8 A.M. to 6 P.M. when and as required by law;
               (b) OPERATE elevators, or permit self-operated elevators to be used, on business days from 8 A.M. to 6 P.M. except Saturdays when the hours shall be from 8 A.M. to 1 P.M.

Signs 10th. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by Tenant on any part of the premises or building without the prior written approval and consent of Landlord. Should Landlord deem it necessary to remove the same in order to paint, altar, or remodel any part of the building, Landlord may remove and replace same at Landlord's expense.

Cleaning 11th. Tenant shall, at Tenant's expense, keep the demised premises clean and in order to the satisfaction of Landlord. Tenant shall pay to Landlord the cost of removal of Tenant's refuse and waste, upon presentation of bills therefor and the amount of such bills shall be paid as additional rent.

Liability      12th. Landlord is exempt from any and all liability for any damage or injury to person or property caused by or resulting from static electricity, gas, water, rain, ice or snow, or any leak or flow from or into any part of said building or from any damage or injury resulting or arising from any other cause or happening whatsoever unless said damage or injury be caused by or be due to negligence of Landlord.

Subordination  13th. That this instrument shall not be a lien against said premises in respect to any mortgages that are now on or that hereafter may be placed against said premises, and that the recording of such mortgage or mortgages shall have preference and precedence and be superior and prior in lien of this lease, irrespective of the date of recording and Tenant agrees to execute any such instrument without cost, which may be deemed necessary or desirable to further effect the subordination of this lease to any such mortgage or mortgages, and a refusal to execute such instrument shall entitle Landlord, or Landlord's assigns and legal representatives to the option of cancelling this lease without incurring any expense or damage and the term hereby granted is expressly limited accordingly.

Security 14th. Tenant has this day deposited with Landlord the sum of $13,132.50 as security for the full and faithful performance by Tenant of all the terms, covenants and conditions of this lease upon Tenant's part to be performed, which said sum shall be returned to Tenant after the time fixed as the expiration of the term herein, provided Tenant has fully and faithfully carried out all of said terms, covenants and conditions on Tenant's part to be performed. In the event of a bona fide sale, subject to this lease Landlord shall have the right to transfer the security to the vendee for the benefit of Tenant and Landlord shall be considered released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Landlord solely for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. That the security deposited under this lease shall not be mortgaged, assigned or encumbered by Tenant without the written consent of Landlord.

Sprinklers     15th. If there now is or shall be installed in the building a
               "sprinkler system", and such system or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission of Tenant, Tenant's agents,
               servants, employees, licensees or visitors, Tenant shall
               forthwith restore the same to good working condition at its own expense; and if the New York Board of Fire Underwriters or the
               New York Fire Insurance Exchange or any bureau, department or official of the state or Federal government, require or recommend that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises. Tenant shall, at Tenant's expense, promptly make and supply such
               changes, modifications, alterations, additional sprinkler heads or other equipment. Tenant shall pay to Landlord as additional
               rent the sum of $       on the rent day of each month during the
               term of this lease, as Tenant's portion of the continuing price for sprinkler supervisory service.

Water 16th. Tenant shall pay to Landlord the rent or charge, which may, during the demised term, be assessed or imposed for the water
Sewer used or consumed in or on the said premises, whether determined by meter or otherwise, as soon as and when the same may be assessed or imposed, and will also pay the expenses for the setting of a water meter in the said premises should the latter be required. Tenant shall pay Tenant's proportionate part of the sewer rent or charge imposed upon the building. All such rents or charges and expenses shall be paid as additional rent and shall be added to the next month's rent thereafter to become due.

Fire Insurance 17th. Tenant will not, nor will Tenant permit undertenants or other persons to do anything in said premises, or bring anything onto said premises, or permit anything to be brought into said premises or to be kept therein, which will in any way increase the amount of fire insurance on said demised premises, nor use the demised premises or any part thereof, nor suffer or permit their use for a business or purpose which would cause an increase in the rate of fire insurance on said building, and Tenant agrees to pay on demand any such increase as additional rent.

No Waiver      18th. The failure of Landlord to insist upon a strict performance of any of the terms, conditions and covenants herein, shall not be deemed a waiver of any rights or remedies that Landlord may have, and shall not be deemed a waiver of any subsequent breach or default in the terms, conditions and covenants herein contained. This instrument may not be changed, modified or discharged orally.

Condemnation   19th. That should the land whereon said building stands or any part thereof be condemned for public use, then in that event, upon the taking of the same for such public use, this lease, at the option of Landlord, shall become null and void, and the term cease and come to an end upon the date when the same shall be taken and the rent shall be apportioned as of said date. No part of any award however, shall belong to Tenant.

Fixtures 20th. If after default in payment of rent or violation of any other provision of this lease, or upon the expiration of this lease, Tenant moves out or is dispossessed and fails to remove any trade fixtures or other property prior to such said default, removal, expiration of lease, or prior to the issuance of the final order or execution of the warrant, then and in that event, the said fixtures and property shall be deemed abandoned by Tenant and shall become the property of Landlord.

Inability      21st. This lease and the obligation of Tenant to pay rent
To Perform     hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in nowise be affected, impaired or excused because Landlord is unable to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repairs, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Landlord is prevented or delayed from so doing by reason of governmental preemption in connection with any National
               Emergency declared by the President of the United States or in connection with any rule, order or regulation of any department or subdivision thereof of any governmental agency or by reason of the condition of supply and demand which have been or are affected by war or other emergency.

No Diminution  22nd. No diminution or abatement of rent, or other compensation, of Rent shall be claimed or allowed for inconvenience or discomfort arising from the making of repairs or improvements to the building or to its appliances, nor for any space taken to comply with any government ordinance or order of a governmental authority. In respect to the various "services," if any, herein expressly or impliedly agreed shall be furnished by Landlord to Tenant, it is agreed that there shall be no diminution or abatement of the rent, or any other compensation, for interruption or curtailment of such "service" when such interruption or curtailment shall be due to accident, alterations or repairs desirable or necessary to be made or to inability or difficulty in securing supplies or labor for the maintenance of such "service" or to some other cause, not gross negligence on the part of Landlord. No such interruption or curtailment of any such "service" shall be deemed a constructive eviction. Landlord shall not be required to furnish, and Tenant shall not be entitled to receive, any of such "services" during any period wherein Tenant shall be in default in respect to the payment of rent. Neither shall there be any abatement or diminution of rent because of making of repairs, improvements or decorations to the demised premises after the date above fixed for the commencement of the term, it being understood that rent shall, in any event, commence to run at such date so above fixed.

RULES AND      23rd. Tenant and Tenant's employees, agents and visitors shall
REGULATIONS    comply with the Rules and Regulations set forth on the text of this lease, and such other and further reasonable Rules and Regulations as Landlord or Landlord's agents may from time to time adopt. Landlord shall not be liable to Tenant for violation of any of said Rules or Regulations or the breach of any covenant or condition in any lease, by any other tenant in the building.

WINDOW         24th. Tenant will not clean, nor require, permit or allow any
CLEANING       window in the demised premises to be cleaned, from the outside in violation of Section 202 of the Labor Law or of the rules of the Board of Standards and Appeals, or of any other board or agency having or asserting jurisdiction.

POSSESSION     25th. Landlord shall not be liable for failure to give
               possession of the premises upon commencement date by reason of the fact premises are not ready for occupancy, or due to a prior
               Tenant wrongfully holding over or any other persons wrongfully in possession or for any other reason: in such event the rent shall not commence until possession is given or is available, but the term hereunder shall not be extended.






HEADINGS            The marginal headings are inserted only as a matter of
               convenience and in no way define the scope of this lease or the intention of any provision thereof.

QUIET               Landlord covenants that the said Tenant on paying the said
ENJOYMENT      rent, and performing all covenants aforesaid shall and may peacefully and quietly have, hold and enjoy the said demised premises for the term aforesaid, provided, however, that this covenant shall be conditioned upon the retention of title to the premises by Landlord.

                    And it is mutually understood and agreed that the covenants and agreements contained in the within lease shall be binding upon the parties hereto and upon their respective successors, heirs, executors and administrators.

                    In Witness Whereof, Landlord and Tenant have respectively
               signed and sealed this lease as of the day and year first above written.

                    Signed, sealed and delivered

               in the presence of

                                                   /s/  [ILLEGIBLE]
                                                ____________________________L.S.
                                                Landlord

                                                ____________________________L.S.

                                                   /s/  [ILLEGIBLE]
                                                ____________________________L.S.
                                                Tenant

                             RULES AND REGULATIONS


     1. The sidewalks, entrances, passages, courts, elevators, stairways, or halls shall not be obstructed by any Tenant or used for any purpose other than ingress and egress to and from the demised premises, and if said premises are situated on the ground floor.

     2. Movement of goods in or out of the premises and building shall only be effected through entrances and elevators designated for that purpose. No hand trucks, carts, etc. shall be used in the building unless equipped with rubber tires and side guards.

     3. No awnings or other projections shall be attached to the outside walls the prior written consent of the Landlord.

     4. The skylights, windows, and doors that reflect or admit light and air into the halls, or other public places in the building shall not be covered or obstructed by any Tenant, nor shall any thing be placed on the windowsill

     5. The water and wash closets and other plumbing fixtures shall not be used for any purposed other than those for which they were constructed, and not rubbish, rags, or other substances shall be thrown therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose employees. agents, visitors or licensees, shall have caused the same.

     6. No tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord and as the Landlord may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other covering is used an interlining or builder's deadening shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other adhesive being expressly prohibited.

     7. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of this or neighboring premises or those having business with them whether by the use of any instrument, radio, talking machine and unusual noise, whistling, singing, or otherwise.

     8. No Tenant, nor any of Tenant's employees agents visitors or licensees, shall at any time bring or keep upon the demised premises any inflammable, combustible or explosive fluid, chemical or substance, or allow any unusual or objectionable odors to be produced upon the demised premises, or permit animals or birds to be brought or kept on the premises.

     9. No machine may be operated on the premises without the written consent of the Landlord; machinery shall be placed on approved settings to absorb or prevent any noise or annoyance.

     10. No Tenant shall place a load upon any floor of the building exceeding the floor load per square foot area which such floor was designed to carry, and all floor loads shall be evenly distributed. All removals, or the carrying in or out of any in or out of any safes, freight, furniture or bulky matter of any description must take place during the hours which he Landlord or Landlord's agent may determine from time to time. The Landlord reserves the right to prescribe the weight and position of all safes, which must be placed so as to distribute the weight. The Landlord reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations or this lease. Safes and machinery may not be put on elevators.

     11. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

     12. No water cooler, air conditioning unit or system or other apparatus shall be installed or used by any Tenant without the written consent of Landlord.





State of New York, County of           ss.:     State of New York, County of          ss.:

    On this     day of          , 19   ,             On this     day of        19 , before me
before me personally came                        personally came
                                                 to me known, who being by me duly sworn, did
                                                 depose and say that he resides in
                                                 that he is the             of
to me known and known to me to be the
individual described in and who executed the     the corporation described in and which executed
foregoing instrument and acknowledged            the foregoing instrument; that he knows the
to me that he executed the same.                 seal of said corporation; that the seal affixed
                                                 to said instrument is such corporate seal; that
                                                 it was so affixed by order of the Board of
                                                 Directors of same corporation, and that he signed
                                                 his name thereto by like xxxxxxx.








     In Consideration of the letting of the premises within mentioned to the within named Tenant and the sum of $1.00 paid to the undersigned by the within named Landlord, the undersigned hereby covenants and agrees, to and with the Landlord and the Landlord's successors and assigns, that if default shall at any time be made by the said Tenant in the payment of the rent and the performance of the covenants contained in the within lease, on the Tenant's part to be paid and performed, that the undersigned will well and truly pay the said rent, or any arrears thereof, that may remain due unto the said Landlord, and also pay all damages that may arise in consequence of the non-performance of said covenant or either of them, without requiring notice of any such default from the said Landlord. The undersigned hereby waived all right to trial by jury in any action or proceeding hereinafter instituted by the Landlord, to which the undesigned may be a party.

     In Witness Whereof, the undersigned has set hand and seal this        day
of              , 19  .


WITNESS                           __________________________________________





                               SMG HOLDING CORP.

                                           TO

                            E_COMMERCE EXCHANGE LLC.

                            ========================
                                     LEASE
                            ========================


                            Dated

                            Premises SEE RIDER

                            Rent per Year

                            Rent per Month

                            Term

                            From

                            To

                 RIDER TO LEASE DATED THE 1st DAY APRIL OF 2000
                     BETWEEN SMG HOLDING CORP., AS LANDLORD
                    AND E-COMMERCE EXCHANGE, INC. AS TENANT

26. The typewritten portions of this Lease shall prevail in all instances where they conflict with the printed form.

27. Landlord agrees to rent space in the premises at 732 Smithtown ByPass, Smithtown, New York 11787.

28. The Tenant shall procure liability insurance from an approved insurance carrier licensed to do business within the State of New York as will fully protect and indemnify the Landlord against any and all damages and claims, suits, or actions for damage as a result of injury, or an alleged injury, to any person whomsoever, or any client to insure and protect the Landlord in the sum of Five Hundred Thousand ($500,000.00) Dollars in respect to injury or death of any one (1) person; the sum of One Million ($1,000,000.00) Dollars in respect to any one accident; and the sum of One Hundred Thousand ($100,000.00) in respect to property damage. The Tenant shall pay all premiums for such insurance policies and shall deposit certificates of insurance policies with the Landlord. Tenant shall deliver to the Landlord the renewal certificates thereof. The failure of the Tenant to procure such policies or pay such premiums, and the amount paid by the Landlord shall be added to the next month's rent to become due. Such insurance shall name the Landlord as an additional insured and shall contain an endorsement that such insurance may not be canceled or its limits of coverage reduced except upon fifteen (15) days prior notice from the insurance to the Landlord, sent by certified or registered mail.

29. The parties hereto stipulate and agree that the Tenant shall have the right, in conjunction with other tenants and at all times including holidays, of using the common areas consisting of the parking field, roadways, pathways, sidewalks, entrances, public elevators, and other public portions of the building designated by the Landlord for the common use provided for the building of which the demised premises are a part. Includes 24 access to building.

30. The common area shall be subject to the exclusive control and management of the Landlord, and the Landlord shall have the right to establish, modify, change, and enforce reasonable rules and regulations with respect to the common areas, and the Tenant agrees to abide by and conform with such rules and regulations.

31. Tenant shall be obliged to maintain the premises at the Tenant's own cost and expense, except as otherwise stated in this Lease, keeping the same clean at all times, free of rubbish, and in compliance with all governmental regulating authorities. The Tenant stipulates and agrees that it will place or store any items, including but not limited to, skids, about the exterior of the building which the demised premises are a part of at any time. Tenant agrees that it shall deposit ashes, garbage, and other refuse in proper covered receptacles. Said receptacles shall be placed in the specific location designated by the Landlord.

32. It is the Landlord's intention that all windows of the building shall have a uniform appearance from the outside. Consequently, Tenant stipulates and agrees that it shall only install vertical Venetian blinds in the demised premises which are to be maintained at the sole cost and expense of the Tenant. If there are vertical Venetian blinds already in the demised premises then Tenant shall maintain said Venetian blinds at Tenants sole cost and expense. Tenant shall not change or replace said Venetian blinds without prior written consent of the Landlord.

33. Landlord shall have the right without any written notice of any kind to store or otherwise dispose of any property left on or about the exterior of the premises during the demised term, and the Landlord shall also have the right without notice of any kind to store or otherwise dispose of any property remaining on or about the interior and/or exterior of the premises after termination of this Lease, including any renewal or extension thereof. Any such property left on or about the premises after the Tenant has vacated the premises or the Lease or any renewal or extension thereof has expired, shall be considered Landlord's property, at the option of the Landlord, and in disposing of said property, Landlord shall have the right to sell the same at public or private sale, and the Tenant releases all claim to said property and any and all claim against Landlord arising out of the storage or disposition of said property.

34. The Tenant shall do all things reasonably necessary to prevent the filing of any mechanics' or other liens against the demised premises by reason of any work, labor, services, or materials performed or supplied or claimed to have been performed or supplied to Tenant or anyone holding the demised premises, or any part thereof, through or under the Tenant. If any such lien shall at any time be filed, the Tenant shall either commence to cause the lien to be vacated or canceled of record within fifteen (15) days after the date of filing thereof or, if the Tenant in good faith determines that such lien should be contested, Tenant shall furnish such security, by surety bond or otherwise, as may be necessary or be prescribed by law to release the same as a lien against real property and to prevent any foreclosure of such lien during the pendency of such contest. Tenant stipulates and agrees that it shall diligently and conscientiously pursue any action to vacate or release such lien in the manner and in the time period aforesaid then, in addition to any other right or remedy of Landlord resulting from Tenant's said default, the Landlord may, but shall not be obliged to, vacate or release the same by either paying the amount claimed to be due or by procuring the release of such lien by giving security or in such manner as may be prescribed by law. The Tenant shall repay the Landlord, as additional rent hereunder on demand, all sums disbursed or deposited by the Landlord pursuant to the foregoing provisions of this paragraph, including the Landlord's costs and expenses and reasonable attorney's fees incurred in connection therewith. However, nothing contained herein shall imply any consent or agreement on the part of the Landlord to subject its estates or interest to liability under any mechanic's or other lien law, whether or not the performance or the furnishing of such work, labor, services, or materials to the Tenant or anyone holding the demised premises, or any part thereof, through or under the Tenant shall have been consented by the Landlord.

35. It is hereby agreed that the Landlord shall have the same rights in the event of a breach of any of the provisions of this Rider are given to it for breach of provisions of the form Lease.

36. If the rent is not received on or before the fifth day of any month, Landlord reserves the right to impose a late charge of five (5%) percent of the rent due. For each additional month in which the aforesaid rent is not submitted on or before the fifth day, an additional five (5%) percent of the rent due shall be assessed.

37. In the event this Lease commences on a day other than the first of the month, the Landlord reserves the right to apportion any given month's rent so as to place the Tenant on a first-of-the-month basis. The Tenant understands that the Landlord may accept rent only from the named Tenant, and the Landlord need not accept rent paid by third party checks. Acceptance of rent from other than the Tenant shall in no event be deemed a waiver of the Tenant's obligations under this Lease. No payment by the Tenant or receipt by the Landlord of any amount less than the monthly rent due, including additional rent, shall be deemed top be other than on account of the stipulates rent, nor any letter accompanying such payment of rent after the terms of this Lease or be deemed an accord and satisfaction, and the Landlord may accept such payment without prejudice to any of its rights.

39. The Tenant warrants that the Tenant will conduct its business on the Lease premises without any odors, smoke, or noise issuing from the same, that it will conduct is business in such a way that the Tenant's operation will not be offensive to other occupants of the building, and the Tenant will conduct its business in such a manner that the Tenant will not be a nuisance of any type.

40. Within ten (10) days after the request thereof by the Landlord and without any charge to the Landlord, the Tenant agrees to deliver in recordable form a certificate to any existing or proposed mortgagee or financial institution or to any purchaser certifying that this lease is in full force and effect, that the Tenant is in possession thereunder, that at the time of execution thereof the Lease is unmodified or, if there have been modifications, the same is in full force and effect as modified and identifying the modifications, and that there are no defenses or offsets thereto, provided the information contained herein is true and correct at the time such certification is requested. Tenant also agrees to certify any other statements upon request therefor by the Landlord and without any charge to Landlord, provided the information contained therein is true at the time such statements are requested.

41. It is hereby expressly understood and agreed by and between the parties hereto that the Tenant shall not be entitled to any abatement of rent or rental value or diminution of rent in any action between the parties hereto or in any summary proceedings for the nonpayment of rent or in any other actions or proceedings by reason of any breach by the Landlord of any covenant contained in this Lease on its part to by performed and that in any action by the Landlord for rent or additional rent and in any summary proceedings for nonpayment of rent or in any other actions or proceedings the Tenant shall not have the right of setoff, recoupment, or counterclaim for any damages which the Tenant may have sustained by reason of the Landlord's failure to perform any of the terms, covenants, and conditions contained in this Lease on its part to be performed or for any other cause. The Tenant shall be relegated to an independent action for damages and such independent action shall not at any time be brought or consolidated with any action or proceeding instituted by the Landlord.

42. In the event of a breach or threatened breach by the Tenant of any of the covenants or provisions hereof, the Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity, as if re-entry, summary proceeding, and other remedies were not herein provided for.

43. The Landlord shall not be liable for damage or injury to person or property unless written notice of any defect alleged to have caused such damage or injury shall have been given to the Landlord a sufficient time before such occurrence to have reasonably enabled the Landlord to correct such defect, or unless the Landlord had knowledge or should have had knowledge of the defect. The Tenant shall give prompt notice of any alleged roof leaks, and Landlord's liability shall be limited to repair of roof leaks only, unless such roof leaks are caused by the negligence of the Landlord, its agents or servants. Nothing herein contained shall impose any additional obligation on the Landlord to make repairs.

44. The Tenant shall hold the Landlord harmless, to the extent not provided for by insurance, against any and all claims, suits, damages, or causes of action for damages resulting from any negligence of the Tenant, its employees, servants, and/or invitees, or resulting from any breach of the terms, conditions, and provisions of this Lease by Tenant, its employees, servants, and/or invitees, and damages or alleged damages resulting from any injury to person or property.

45. The Tenant agrees to make all payments of rent under this Lease to the Landlord at 738 Smithtown ByPass, Smithtown, New York 11787, or to any other address, as directed by the Landlord.

46. The Landlord represents to the Tenant that said Landlord is the record owner of the demised premises.

47. It is stipulated and agreed by and between the parties hereto that the Tenant is hereby permitted to use the on-site, outdoor parking facilities on a strictly space available basis with no less than 50 (fifty) space guarantee Commercial vehicles and vehicles not originally designated and intended for pleasure use only (e.g. jalopies, hot rods, hearses, and the like) are not to be parked anywhere within the on-site parking area of which the demised premises are a part. Tenant shall also be responsible for instructing its guests to follow parking regulations set by Landlord. Landlord reserves the right, from time to time, to change parking regulations and to change designated or assigned spaces. Under no circumstances may motor vehicles used for commercial purposes be parked in any of the aforesaid parking area. Operation of motor vehicles in said parking areas shall be in a slow, quiet, and safe manner. Said areas shall not be used for the repair or washing of cars.

48. The Tenant agrees that the Landlord shall have no obligation to make any repairs and/or improvements except as specifically set forth in this Lease.

49. The term of this Lease shall be for a period of five years. The minimum base annual rental shall be the sum of Seventy Eight Thousand Seven Hundred Ninety Five ($78,795.00) Dollars for the first year of the demised term, payable in equal monthly installments of Six Thousand Five Hundred Sixty Six and 25/100 ($6,566.25) Dollars. The minimum base annual rental shall be the sum of Eighty One Thousand One Hundred Fifty Eight ($81,158.00) Dollars for the second year of the demised term, payable in equal monthly installments of Six Thousand Seven Hundred Sixty Three and 17/100 ($6,763.17) Dollars. The minimum base annual rental shall be the sum of Eighty Three Thousand Five Hundred Ninety Two ($83,592.00) Dollars for the third year of the demised term, payable in equal monthly installments of Six Thousand Nine Hundred Sixty Six ($6,966.00) Dollars. The minimum base annual rental shall be the sum of Eighty Six Thousand Ninety Nine ($86,099.00) Dollars for the fourth year of the demised term, payable in equal monthly installments of Seven Thousand One Hundred Seventy Four and 92/100 ($7,174.92) Dollars. The minimum base annual rental shall be Eighty Eight Thousand Six Hundred Eighty One and 97/100 ($88,681.97) Dollars for the fifth year of the demised term, payable in equal monthly installments of Seven Thousand Three Hundred Ninety and 16/100 ($7,390.16) Dollars. At the end of the initial five year term there is an option for an additional three year term. The minimum base annual rental shall be the sum of Ninety Thousand Four Hundred Fifty Five and 60/100 ($90,455.60) Dollars for the first year of the option term, payable in equal monthly installments of Seven Thousand Five Hundred Thirty Seven and 97/100 ($7,537.97) Dollars. The minimum base annual rental shall be the sum of Ninety Two Thousand Two Hundred Sixty Four ($92,264.00) Dollars for the second year of the option term, payable in equal monthly installments of Seven Thousand Six Hundred Eighty Nine ($7,689.00) Dollars. The minimum base annual rental shall be the sum of Ninety Four Thousand One Hundred Nine and 28/100 ($94,109.28) Dollars for the third year of the option term, payable in equal monthly installments of Seven Thousand Eight Hundred Forty Two and 44/100 ($7,842.44) Dollars. At the end of the three year option there is an option for an additional two year term. The minimum base annual rental shall be Ninety Five Thousand Five Hundred Twenty ($95,520.00) Dollars for the first year of the option term, payable in equal monthly installments of Seven Thousand Nine Hundred Sixty ($7,960.00) Dollars. The minimum base annual rental shall be Ninety Six Thousand Nine Hundred Fifty Two and 80/100 ($96,952.80) Dollars for the second year of the option term, payable in equal monthly installments of Eight Thousand Seventy Nine and 40/100 ($8,079.40) Dollars. Tenant agrees to pay its pro-rata share of any increases in real estate taxes above a 2000 base year.

50. The Tenant agrees to pay for all gas, electric, and heat used on the first level portion of said rental unit, including necessary deposits with LIPA. Landlord agrees to pay for all gas, electric, and heat used on the atria level portion of said rental unit. Landlord agrees to keep in good repair and pay for all water used on said premises and pay for all garbage collection from the building of which the demised premises are a part. Anything to the contrary notwithstanding, in no event shall the Landlord be liable for any interruption or failure in supply of any utilities to the demised premises, unless such interpretation or failure is caused by the intentional acts and/or negligence of Landlord, its agents, servants, and/or employees.

51. As long as Tenant is not in default under any of the covenants, terms, and conditions of this Lease, Landlord represents that the premises will be available to the Tenant at all times, twenty-four (24) hour basis, emergencies, periods of repair, and situations beyond Landlord's control excepted.
52. As long as Tenant is not in default under any of the covenants, terms, and conditions of this Lease, Landlord shall provide the following services:
     (i) Provide hot and cold running water in public toilets located in hallways (ii) Keep the common hall areas, sidewalks, public toilet rooms, and on-site parking areas clean and free from debris and snow (iii) Provide, five (5) days each week, union holidays excepted, cleaning service for the demised premises in accordance with generally accepted practices of the office cleaning industry. Landlord shall not be responsible for temporary lapses in cleaning service due to conditions beyond the Landlord's control. Landlord agrees that Cleaning Co. is insured and bonded.
53. Tenant understands and agrees that, under the existing State of New York, county, and/or local health departments' and environmental conservation departments' rules and regulations, nothing but sink water is to be emptied into the sewer system, cesspools, or septic tanks. If Tenant discharges toxic waste of any kind into the sewer system, cesspools, or septic tanks, Tenant shall be held liable for all cleanup costs including, but not limited to any fines or reasonable attorneys' fees involved in any proceeding brought by State Of New York, county, and/or local health or environmental protection agency having jurisdiction thereover in accordance with the aforementioned agencies' rules and regulations.
54. Tenant stipulates and agrees that there shall be no storage and/or use of flammable material in the demised premises at any time.
55. Landlord agrees to complete and construct the demised premises substantially in accordance with the attached plans and specifications and in a good and workmanlike manner. The cost of such repair is at the expense of the Landlord.
56. Landlord agrees, during the term of the Lease, to maintain the sprinkler system in the demised premises and to be responsible for breakage of exterior windows. However, tenant shall be responsible for maintenance of the sprinkler system or breakage of exterior windows, where such maintenance or breakage is caused by the negligence of the Tenant, its agents, servants, and employees.
57. The Tenant shall deposit with the Landlord a security deposit in the amount of Thirteen Thousand One Hundred Thirty Two 50/100 ($13,132.50) Dollars an amount equal to two (2) months rent as well as the first months rental payment in the amount of Six Thousand Five Hundred Sixty Six and 25/100 ($6,566.25), in advance and upon acceptance of this Lease.
58. The Tenant warrants and represents that it has not dealt with, employed, or used the services of nor made any inquiries concerning the demised premises through any other brokers other than Zere Associates Inc., 3555 Veterans Memorial Hwy. Suite L-1, Ronkonkoma, New York 11779, in connection with this Lease, and the Landlord relies upon said warranty and representation in entering into this Lease. The Landlord stipulates that it shall be solely responsible for payment of the brokerage commission due to Zere Associates, pursuant to a separate brokerage agreement. The Tenant agrees to indemnify and save the Landlord harmless from any loss, cost, claim of any broker, damage, and expense, including without limitation, reasonable attorneys' fees and brokerage fees, incurred by the Landlord arising out of or in connection with the inaccuracy or alleged inaccuracy of this warranty and representation.

59. The Landlord represents to the Tenant that they are the recorded Owners of the demised premises and that there is a valid certificate of occupancy and fire underwriters certificate on the building covering the use of the premises demised herein. That as of the date of the commencement of this Lease, the demised premises complies with the requirements of the Federal, State, County, Municipal and/or other local governments so as to allow the use and occupancy of the demised premises for the conducting of general office business. The Landlord, at their sole cost and expense, shall be responsible for all structural repairs to the demised premises including, but not limited to, ceiling, floor, electrical conduits, and the heating and air conditioning units, and the fire sprinkler system, within the demised premises. However, the Tenant is responsible for changing all light bulbs in the demised premises.

60. In the event a unit in the building of which the demised premises are a part of, which unit shall be contiguous to the demised premises, shall become vacant during the demised term, and providing Tenant herein is not in default with any of the terms, covenants, and conditions of this Lease, it is understood and agreed that Landlord shall not rent such unit until three
    (3) days after having given notice to the Tenant, which notice shall be in writing and sent certified or registered mail, return receipt requested, to the Tenant at the demised premises. The aforesaid notice shall set forth the rental amount and terms offered to Landlord by a third party. Tenant shall have the option to Lease said contiguous unit upon the same terms and at the same rental offered by the third party. The exercise of this option shall be made by Tenant, no later than two (2) days after the receipt of the aforesaid notice, giving notice that it is exercising said option to Landlord, and said notice shall be in writing sent by certified mail, return receipt requested, to the Landlord at the address shown above.

61. Tenant shall at Tenant's sole cost and expense dispose of all refuse (i.e. boxes, skids, etc.) accumulated when Tenant first moves into the demised premises. Any cost incurred by the Landlord for disposal of such items, including but not limited to, additional labor to dispose of said refuse or additional carting costs, will be passed on to the Tenant and are the sole cost and responsibility of the Tenant.


/s/ Sean Pugni
___________________________
Sean Pugni, President
SMG Holding Corp., Landlord


/s/ Thomas J. Stridiron
___________________________
E-Commerce Exchange, Inc., Tenant

By: Thomas J. Stridiron

Title: Vice President